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                                                                   Exhibit 10.40

                                                                  EXECUTION COPY

                             AMENDMENT NO. 2 TO THE
                     AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDMENT dated as of June 7, 2002, to the Amended and Restated Credit Agreement dated as of March 24, 1998 and amended as of December 8, 2000, amending and restating the Credit Agreement dated as of May 10, 1996 and amended as of March 5, 1998 (the "Credit Agreement") among ALLERGAN, INC. (the "Company"), the ELIGIBLE SUBSIDIARIES referred to therein, the BANKS party thereto, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Co-Agent and JPMORGAN CHASE BANK, as Agent (the "Agent").

                             W I T N E S S E T H :

     WHEREAS, the parties hereto desire (i) to amend the Minimum Consolidated Net Worth Covenant in the Credit Agreement to reset the required amount to adjust for the effect of the spin-off of the Company's ophthalmic surgical and contact lens care businesses to launch an independent company called Advanced Medical Optics, Inc. by means of a pro rata distribution to the Company's stockholders of shares of a newly formed holding company (the "AMO Spin-off"),
(ii) to waive the application of Section 5.11 of the Credit Agreement to the AMO Spin-off and (iii) to waive on a temporary basis compliance with Sections
5.07 and 5.08 of the Credit Agreement in connection with the AMO Spin-off;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof ", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Definitions. The following new definition is added to Section
1.01 of the Credit Agreement in its appropriate alphabetical position:

          "AMO Spin-off" means the spin-off of the Company's ophthalmic surgical and contact lens care businesses to launch an independent company called Advanced Medical Optics, Inc. by means of a pro rata

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     distribution to the Company's stockholders of shares of a newly formed holding company.

     SECTION 3. Limited Waiver. (a) During the period this waiver remains in effect in accordance with subsection (b) below, the Required Banks hereby waive compliance by the Company with Sections 5.07 and 5.08 of the Credit Agreement, and any Default by reason of a failure to comply therewith, but solely to the extent that any failure to comply therewith is attributable to the incurrence in anticipation of the AMO Spin-off by one or more Subsidiaries of the Company (which Subsidiaries will cease to be Subsidiaries of the Company upon consummation of the AMO Spin-off) of not more than $300,000,000 aggregate principal amount of Debt or arises from the guarantee by the Company of such Subsidiaries' obligations in connection with such Debt.

     (b) The waiver pursuant to subsection (a) shall terminate, on, and shall be of no force and effect after, the date which is the earlier of (i) the date of consummation of the AMO Spin-off and (ii) September 30, 2002.

     SECTION 4. Minimum Consolidated Net Worth. Effective immediately upon consummation of the AMO Spin-off, Section 5.09 of the Credit Agreement is amended to read as follows:

          "SECTION 5.09. Minimum Consolidated Net Worth. Consolidated Net Worth will at no time be less than the greater of (i) $400,000,000 and (ii) an amount equal to 80% of the Consolidated Net Worth of the Company based upon the first publicly available consolidated balance sheet of the Company and its Consolidated Subsidiaries which reflects consummation of the AMO Spin-off (the "Spin-off Balance Sheet"); provided that the foregoing amount shall be:

               (i) increased at the end of each of the Company's fiscal years ending after the date of the Spin-off Balance Sheet, by 50% of Consolidated Net Income (if positive) for such fiscal year (or, in the case of the fiscal year in which the AMO Spin-Off is consummated, the portion of such fiscal year subsequent to the date of the Spin-Off Balance Sheet); and

               (ii) increased by 100% of the amount by which Consolidated Net Worth is increased from time to time after the date of the Spin-off Balance Sheet as a result of the issuance or sale of the Company's capital stock."

     SECTION 5. Consolidations, Mergers and Sales of Assets. Section 5.11 of the Credit Agreement shall not apply to the AMO Spin-off.

                                       2

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     SECTION 6. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date (as defined below) and (ii) no Default will have occurred and be continuing on the Amendment Effective Date.

     SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 9. Effectiveness. (a) This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Agent shall have received from each of the Company and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

     (b) Except as expressly set forth herein, the waivers set forth in Sections 3 and 5 herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

                                       3

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                        ALLERGAN, INC.

                        By: /s/ James M. Hindman
                            -------------------------------
                            Name:  James M. Hindman
                            Tit1e: Sr. V.P., Treasury, Risk & Investor Relations

                        By: /s/ Gary Prem
                            -------------------------------
                            Name:  Gary Prem
                            Title: Assistant Treasurer

                        JPMORGAN CHASE BANK

                        By: _______________________________
                            Name:
                            Title:

                        BANK OF AMERICA, N.A.

                        By: _______________________________
                            Name:
                            Title:

                        CITICORP USA, INC.

                        By: _______________________________
                            Name:
                            Title:

                                       4

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                        ALLERGAN, INC.

                        By: _______________________________
                            Name:
                            Title:

                        By: _______________________________
                            Name:
                            Title:

                        JPMORGAN CHASE BANK

                        By: /s/ DAWN LEE LUM
                            -------------------------------
                            Name:  DAWN LEE LUM
                            Title: VICE PRESIDENT

                        BANK OF AMERICA, N.A.

                        By: _______________________________
                            Name:
                            Title:

                        CITICORP USA, INC.

                        By: _______________________________
                            Name:
                            Title:

                                       4

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                        ALLERGAN, INC.

                        By: ______________________________
                            Name:
                            Title:

                        By: ______________________________
                            Name:
                            Title:

                        JPMORGAN CHASE BANK

                        By: ______________________________
                            Name:
                            Title:

                        BANK OF AMERICA, N.A.

                        By: /s/ JOSEPH L. CORAH
                            -------------------------------
                            Name:  JOSEPH L. CORAH
                            Title: PRINCIPAL

                        CITICORP USA, INC.

                        By: _______________________________
                            Name:
                            Title:

                                       4

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                        ALLERGAN, INC.

                        By: _______________________________
                            Name:
                            Title:

                        By: _______________________________
                            Name:
                            Title:

                        JPMORGAN CHASE BANK

                        By: _______________________________
                            Name:
                            Title:

                        BANK OF AMERICA, N.A.

                        By: _______________________________
                            Name:
                            Title:

                        CITICORP USA, INC.

                        By: /s/ Deborah Ironson
                            -------------------------------
                            Name:  Deborah Ironson
                            Title: Vice-President

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                        ABN AMRO BANK N.V.

                        By: /s/ Craig W. Trautwein
                            -------------------------------
                        Name:  Craig W. Trautwein
                        Title: Vice President

                        By: /s/ Todd J. Miller
                            -------------------------------
                        Name:  Todd J. Miller
                        Title: Credit Officer

                        BANK ONE, N.A.

                        By: _______________________________
                        Name:
                        Title:

                        MELLON BANK, N.A.

                        By: _______________________________
                        Name:
                        Title:

                        MIZUHO CORPORATE BANK, LTD.

                        By: _______________________________
                        Name:
                        Title:

                        UFJ BANK LIMITED

                        By: _______________________________
                        Name:
                        Title:

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                        ABN AMRO BANK N.V.

                        By: _______________________________
                            Name:
                            Title:

                        By: _______________________________
                            Name:
                            Title:

                        BANK ONE, N.A.

                        By: /s/ Joseph R. Perdenza
                            -------------------------------
                            Name:  Joseph R. Perdenza
                            Title: Director

                        MELLON BANK, N.A.

                        By: _______________________________
                            Name:
                            Title:

                        MIZUHO CORPORATE BANK, LTD.

                        By: _______________________________
                            Name:
                            Title:

                        UFJ BANK LIMITED

                        By: _______________________________
                            Name:
                            Title:

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                        ABN AMRO BANK N.V.

                        By: _______________________________
                            Name:
                            Title:

                        By: _______________________________
                            Name:
                            Title:

                        BANK ONE, N.A.

                        By: _______________________________
                            Name:
                            Title:

                        MELLON BANK. N.A.

                        By: /s/ JOHN CATE
                            -------------------------------
                            Name:  JOHN CATE
                            Title: VICE PRESIDENT

                        MIZUHO CORPORATE BANK, LTD.

                        By: _______________________________
                            Name:
                            Title:

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                        ABN AMRO BANK N.V.

                        By: _______________________________
                            Name:
                            Title:

                        By: _______________________________
                            Name:
                            Title:

                        BANK ONE,N.A.

                        By: _______________________________
                            Name:
                            Title:

                        MELLON BANK, N.A.

                        By: _______________________________
                            Name:
                            Title:

                        MIZUHO CORPORATE BANK, LTD.

                        By: /s/ Masahito Fukuda
                            -------------------------------
                            Name:  Masahito Fukuda
                            Title: Sr. Vice President & G.H.

                        UFJ BANK LIMITED

                        By: _______________________________
                            Name:
                            Title:

                                       5